Investor Presentation

September 2012

In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words “believe,” “expect,” “will,” “anticipate,” “intend,” “estimate,” “project,” “assume” or other similar expressions, although not all forward-looking statements contain these identifying words. All statements in this presentation regarding our future strategy, future operations, projected financial position, estimated future revenue, projected costs, future prospects, and results that might be obtained by pursuing management’s current plans and objectives are forward-looking statements. Our forward-looking statements are based on the information currently available to us and speak only as of the date on which this presentation was created. We expressly disclaim any obligation to issue any updates or revisions to our forward-looking statements, even if subsequent events cause our expectations to change regarding the matters discussed in those statements. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and materially adverse to our stockholders. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Some of those risks are: we have a limited operating history and no revenues to date; we may be unable to achieve or maintain profitability, the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company; we may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock that would dilute your ownership; our common stock price may fluctuate significantly and you may lose all or part of your investment, the market for purchases and sales of our common stock may be very limited, and the sale of a limited number of shares could cause the price to fall sharply; since we are controlled by current insiders and affiliates of the Company, you and our other non-management shareholders will be unable to affect the outcome in matters requiring shareholder approval; some of our officers and directors may have conflicts of interest in business opportunities that may be disadvantageous to us; because of pressures from competitors with more resources, we may fail to implement our business strategy profitably; we may be unable to compete with larger or more established companies in two industries; if our products do not achieve market acceptance, we may not have sufficient financial resources to fund further development; our business will suffer if our network systems fail or become unavailable; we may be unable to protect our intellectual property rights from third-party claims and litigation, which could be expensive, divert management’s attention, and harm our business; and changes to federal, state or international laws or regulations applicable to our businesses could adversely affect our businesses.

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Management Team

Robert F.X. Sillerman	Executive Chairman & CEO	CKX, SFX Entertainment, SFX Broadcasting
Chris Stephenson	President & COO	MTV, Interscope Records, Microsoft
John Small	CFO	GLG Partners
Greg Consiglio	EVP of Business Development	AOL, Ticketmaster
Kevin Arrix	Chief Revenue Officer	MTV, CBS, Turner
Geir Magnusson	Chief Technology Officer	Gilt Groupe, Joost, Intel, Bloomberg

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Viggle is a simple idea

Built on existing behavior

35 hours of TV every week watched by the average American

86% use second screen while watching TV

18 loyalty memberships on average per American Household

Source: Nielsen, "Snapshot of U.S. Television Usage," 2010; "Global Trends in Tablet and Smartphone Use while Watching TV," 2012; Colloquy, "The 2011 Colloquy Loyalty Census." 2011.

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Get rewarded for what you love to do

and are doing anyway.

Earn real rewards for watching your favorite TV shows

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Significant Market Opportunity

Marketing Platform spans multiple budgets of more than $300B

- TV spend increasing with need for proven ROI
- One on one connection allows targeted offers
- Brands want to innovate in social media
- Rewards drive sales and foot traffic to retail


$200B+
Retail & Direct Response Marketing
$75B
Television
$30B
Digital
$2B Mobile

Source: Barclays Capital, Internet & Media 101, 2011; PwC, Global Entertainment and Media Outlook, 2011-2015; iab, "Global Mobile Advertising Market Valued at $5.3 Billion in 2011." June 2012.

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The Viggle Experience

How Does it Work?

1. Tap the App to check into your favorite shows

2. Audio Fingerprint matches with shows in data center

3. Confirms and checks you into the show

4. Rewards you points for watching shows

5. Play, Share & Discover shows with friends and engage with brands

6. Redeem points and get real rewards

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All the Channels, All the Time



Check-in to over 185 channels:

- Live
- DVR
- Online (Hulu, ABC.com, etc)

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Live Product Demo

Discovery, Engagement and Loyalty


viggle
Featured
Guide
Most chatter
Play along with Viggle LIVE!
+100
MasterChef
Mon | 9PM | FOX
Ultimate Factories
John Deere
WWE Monday Night RAW
Alphas
Gods and Monsters
The Real Housewives of New Jersey
Basketball Wives LA
Jersey Shore: Gym, Tan, Look Back
Tap Here to Check In!
Featured rewards
STARBUCKS CARD
redbox
What's On
Check In
Rewards

What's On - Featured | What's On - Guide | Check-in | Get Rewards

viggle LIVE The Grammy Awards



Verizon 8:13 PM
viggle
10,103 points
Featured shows
+500
Play along LIVE for up to 10,000 points!
The 54th Annual Grammy Awards
Check In Now
Sun | 8PM | CBS
What's On
Check In
Rewards
Verizon 8:12 PM
Back
The 54th Annual...
Sun | 8PM | CBS
+200
Play along LIVE with the show and get up to 10,000 points!
Share My Check-In
Latest Chatter
Facebook Page
AT&T M-Cell 11:00 PM
Back
16
Prediction (+2000)
This question is worth 2,000 points! Who will win Album of the Year?
21 by Adele
SELECT
Wasting Light by Foo Fighters
SELECT
Born This Way by Lady Gaga
SELECT
Doo-Wops & Hooligans by Bruno Mars
SELECT
Loud by Rihanna
SELECT
AT&T M-Cell 11:09 PM
Back
WHADDYA THINK?
How do you like Nicki Minaj's performance?
Keep tapping to cast your vote...
Thumbs up!
Thumbs down!
viggle LIVE
bing

What's On Promotion | Show Page | Prediction Poll | Performance Mood-o-meter

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Check in and Engagement Sequence


Try Again
Match Success
The X Factor
pepsi
X-Factor Gallery
Pepsi Pulse

Check-in Takeover


Back
The X Factor
+25
Simon Says
X-Factor Gallery
Pepsi Pulse

Bonus Engagements


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QUIZ (+50)
What successful series did Demi Lovato star in on Disney Channel?
Hannah Montana
Kickin' It
Sonny with a Chance
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pepsi

Full Screen Engagement


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Points Update
+50
Correct!
Demi Lovato starred in Sonny with a Chanceon on the Disney Channel
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pepsi

Bonus Points Awarded

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JetBlue Live Gameshow & Quiz


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Featured shows
+300
Get Away With It

What's On Carousel


Try Again
Match Success
Get Away With It
ARE YOU THE NEXT CONTESTANT?
Offers

Check-in Takeover


Back
Get Away With It
SIGN UP NOW.
PLAY LIVE JUNE 18-22.
Get Away With It
Offers
Latest on Twitter
Facebook Page

Show Page


Back
ANSWER JETBLUE GETAWAYS TRIVIA AND GET VIGGLE POINTS.
PLAY NOW

Quiz

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Sports. The trojan horse for Social TV


Play along with My Guy!
MIA
14
OKC
8
1st 06:22
ENERGY TO FUEL ATHLETES
60
MY SCORE
35
Kevin Durant
CHANGE PLAYER
MG
9:41 AM
Back
CANCEL
MYGUY WILL BE:
CONFIRM
#3 Dwyane Wade

MYGUY

My Guy: Real-Time Fantasy Sports.

Pick Any Player. Any Game. Any Time.

He Scores, You Score Points.

Convert Your Points For Real Rewards.

> *"For Viggle, MyGuy also represents a natural progression for the brand. Sports drives the majority of social activity on television"*
>
> *Anthony Suller-Heffinger, 09/07/12, New York Post*

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MYGUY Early Football Results



Play along with MyGuy!
DAL
NYG
+75
88
MY SCORE
Play along with MyGuy!
Tommy N
WendyMcGovern
Multi-tasking will do that.
Let's do this then

- 50% of all unique users who checked into a game played MyGuy
- The average user who played MyGuy played during two games this week
- 86% of players stated that they will play MyGuy at least once per week during the NFL and NCAA Football seasons this year

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Users and Engagement


Total Registered Users By Month
76586
185600
351441
558597
760817
886923
1037470
1102776
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

1,102,776
Total Registered Users By Month (1)

557,987
Registered Active Users, as of August 31, 2012 (2)

295,097
Monthly Active Users, August 2012 (3)

85
Minutes Active per session (4)

19%
Completed engagements /Ad impressions August 2012 (5)

Notes: 1. Represents cumulative number of users who have registered for our app, less deactivated accounts. 2. Registered active users are computed by determining those users that are both registered on the Viggle app and have earned points within the preceding 90 days; 3. Represents an average of monthly active users for the three months ended August 31st, 2012. Monthly active users are compared by determining the users that are both registered on the Viggle app and that have earned or redeemed points, other than points received for registering for the Viggle app, in the particular month 4. Active time per session calculated by Google Analytics for period January 25, 2012 through August 31, 2012; 5. Calculated using data reported from ADTECH, our ad serving provider, this is calculated as the number of completed ad engagements (e.g., a video view) divided by the total number of ad impressions the users had available to engage with. The calculation excludes non-interactive ad units (typically in png or jpg image format) and Viggle Live events launched via the ad server but which are not actually ads.

Viggle & DIRECTV Partnership

DIRECTV + viggle

Viggle Is The Loyalty Program For DIRECTV

22 Million Households

40 Million Subscribers

DIRECTV promotes Viggle On Air & DTC	Viggle Drives Acquisition For DIRECTV

DIRECTV subscribers get bonus points earning

Integration into digital set top box

Advertisers

Q1

- Gatorade (G)
- Burger King
- bing
- Kraft
- Dove
- Capital One
- verizon

Q2

- Gatorade (G)
- Burger King
- bing
- Kraft
- Dove
- Capital One
- jetBlue Airways
- verizon
- Lipton
- Neutrogena
- pepsi
- Animal Planet
- National Geographic Channel
- Universal
- Lifetime Networks
- usa network
- Best Buy
- comcast
- tbs

Q3

- Gatorade (G)
- Burger King
- Dove
- FOX
- Capital One
- National Geographic Channel
- abc
- Lowe's
- MillerCoors
- People
- usa network
- comcast
- verizon
- Lipton
- tbs
- Wendy's
- pepsi
- Mercedes-Benz
- Silk
- Universal
- Lifetime Networks
- Best Buy

Advertiser Growth

2012 Quarterly Ad Revenue ($000s)


$526
$1,314
$2,282
Q1
Q2
Q3*

No. of Advertisers in Quarter


6
18
21
Q1
Q2
Q3**

No. of Advertisers Spending $100k+ in Quarter


2
4
8
Q1
Q2
Q3**

2012 Booked Revenue by Advertiser Category


Food & Bev 22.0%
Consumer Finance 12.9%
QSR 12.8%
CPG 11.8%
Network 10.9%
Telecom 9.1%
Retail 6.0%
Other*** 14.6%

No. Advertisers by Level of 2012 Booked Revenue


<$100K 10
$200K+ 9
$100K-$199K 8

*Q3 2012 revenue reflects booked revenue plus Q3 weighted pipeline as of September 7, 2012
**As of September 7, 2012
*** Other includes the following six categories: Internet Services, Auto, Alcohol, Travel, Entertainment, Consumer Electronics

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Users love it

- Real rewards for watching TV
- More fun watching TV
- More sharing with friends about TV
- Discovering new TV shows

TV Networks love it

- Increased viewership = increased revenues
- Drives live viewing and new show sampling
- Proof that TV advertising works
- Drives audience engagement

Advertisers love it

- Emotional one-on-one engagement
- Highly targeted
- Accountable and measurable
- Ties TV advertising to retail sales

Viggle: The Platform For TV

Viggle API	Viggle Audience Engagement Toolkit	Viggle Live Events
The Platform For TV		

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Future Media Platforms

The loyalty program for all media & entertainment

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Listen to Music
Earn Rewards

→

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Go to the Movies
Earn Rewards

→

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Play Games
Earn Rewards

Selected Press Clippings

Included in: "The 20 Best iOS and Android Apps of 2012 (So Far)"

TechCrunch

"...one of the most buzzed about apps in social tv..."

USA TODAY

"It really shows what social TV is going to evolve into..."

AP

"I'm betting on them to someday become an essential application on everyone's mobile device."

social media PLAYGROUND

One of "Five mobile apps released this year that you must download"

Chicago Tribune

"It's an app, but it's really a rewards program."

TODAY

"Instead of badges and stickers, its point system translates to more substantial gifts from companies including Burger King, Fandango and Hulu Plus..."

VARIETY

"...ingenious elements to the execution..."

AdvertisingAge

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viggle™
The Loyalty Program For Entertainment.
©2012 Confidential and proprietary. All rights reserved.



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Thanks